PROMISSORY NOTE
                                ---------------


PRINCIPAL AMOUNT:   $514,400 USD                         DATE:  August 15, 2000


         FOR VALUE RECEIVED, the undersigned, VIVA GAMING & RESORTS INC., a Corporation duly organized, validly existing and in good standing under the laws of the State of Florida, having its registered office at 1700-350 East Las Olas Boulevard, Fort Lauderdale, Florida 33301 ("the Maker"), HEREBY PROMISES TO PAY TO THE ORDER OF ROBERT SIM, Businessman of 2201-1238 Richards Street, Vancouver, British Columbia V6B 3G3 (the "Payee") the principal amount of FIVE HUNDRED FOURTEEN THOUSAND AND FOUR HUNDRED (514,400 USD) US DOLLARS (the "Principal Amount"), together with interest at the rate of ten (10%) percent per annum, due and payable ON DEMAND on September 30, 2000 (the "Maturity Date").

         Maker shall pay interest to Payee on the outstanding Principal Amount owed to the Payee at the rate of ten (10%) percent per annum. Interest shall be accrued and all accrued and unpaid interest shall be paid on the Maturity Date of this Promissory Note.

         Maker shall have no duty or obligation to pay any portion of the accrued interest or the Principal Amount owed until the Maturity Date. On the Maturity Date, all outstanding principal and accrued but unpaid interest, shall be due and payable, and shall be paid to the Payee.

         The Principal Amount may be prepaid, in whole or in part, at any time without notice or penalty. In the event that any prepayments are made, they shall be applied firstly against any interest accrued to the date of such prepayment and secondly, in reduction of the Principal Amount.

         This Promissory Note shall be binding upon the Maker, its legal representatives, successors, heirs and assigns and inure to the benefit of the Payee, its legal representatives, successors, heirs and assigns.

         The undersigned waives demand and presentment for payment, notice of dishonour, notice of nonpayment, protest and notice of protest of this Promissory Note.
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         IN WITNESS WHEREOF, the undersigned VIVA GAMING & RESORTS INC., has hereunto affixed its Corporate Seal in the presence of Martin R. Gross, President and CEO, and has thereby caused this Promissory Note to be executed and delivered as of the day and year first above written.


THE CORPORATE SEAL OF
VIVA GAMING & RESORTS INC.
WAS HEREUNTO AFFIXED IN THE
PRESENCE OF:


/s/ Martin R. Gross                                )
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    Authorized Signature                           )
                                                   )
                                                   )
     Martin R. Gross                               )
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     Name                                          )
                                                   )
     3753 Howard Hughes Parkway                    )
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     Address                                       )
                                                   )
     Las Vegas, Nevada 89109                       )
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                                                   )
President & Director, Viva Gaming Resorts, Inc.    )
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     Occupation                                    )